(LOGO)
                                FRONTEGRA FUNDS

                                 ANNUAL REPORT

                           Frontegra Opportunity Fund

                        FRONTEGRA ASSET MANAGEMENT, INC.

                                October 31, 1997


TABLE OF CONTENTS

Shareholder Letter                                         1
Investment Highlights                                      2
Schedule of Investments                                    3
Statement of Assets and Liabilities                        6
Statement of Operations                                    7
Statement of Changes in Net Assets                         8
Financial Highlights                                       9
Notes to Financial Statements                             10
Report of Independent Auditors                            13

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for the Fund. The Prospectus includes more complete information about management fees and expenses, investment objectives, risks and operating policies of the Fund. Please read the Prospectus carefully.


DEAR FELLOW SHAREHOLDERS:

We are pleased to report that the Frontegra Opportunity Fund (the "Fund") is off to a strong start since its inception on July 31, 1997. The Fund returned 7.40% for the three months ended October 31, 1997. This compares to a 4.95% return for its benchmark, the Russell 2000 Index (the "Index") for the same period. The net asset value closed the period at $32.22 per share.

During the Fund's first three months, the small cap market exhibited significant volatility. The first two months of the period were very strong for both the Fund and small cap stocks as a group, both of which advanced nearly 10%. In October, however, the overall market experienced a mild correction and small cap stocks declined nearly 5%. The Fund's value orientation protected investors from significant loss as its loss in October was just half that of the Index.

As you know, the Fund is invested in a portfolio of stocks that sell at a discount to the market on the basis of their price to earnings and price to book value ratios. Currently, the portfolio is selling at a 25% discount to the Index's price to earnings ratio and a 32% discount to its price to book value ratio. In addition to attractive valuations, stocks in the portfolio tend to have strong financial characteristics. Consistent with this, the portfolio exhibits a very strong five-year average return on equity of 19.1% compared to 13.5% for the Index.

Even though we believe that the overall stock market is fairly valued, we are able to find attractive investment opportunities through our bottom-up fundamental research. As a result of the bottom-up process, the portfolio is focused on three sectors: Finance, Consumer Durables and Services and Producer Manufacturing. The Finance exposure consists of bank holding companies, including First Bell Bancorp and Dime Bancorp, as well as a number of Real Estate Investment Trusts (REITS). The Consumer Durables and Services exposure is focused on entertainment, cable and consumer electronics companies. Finally, the Producer Manufacturing exposure in the portfolio is focused on industrial equipment and value-added building materials.

As the new fiscal year begins, we believe the portfolio is well positioned to take advantage of opportunities in the small cap market. The portfolio continues to focus on companies with low valuations, industry leading products, conservative capital structures and superior cash generation abilities.

In closing, we appreciate your investment, particularly as early shareholders in the Fund, and will continue to work hard to produce top tier results for you.

Sincerely,

/s/Thomas J. Holmberg, Jr.              /s/William D. Forsyth, III
Thomas J. Holmberg, Jr.                 William D. Forsyth, III
Co-President                            Co-President
November 14, 1997



INVESTMENT HIGHLIGHTS
TOTAL RETURN
                                    7/31/97              10/31/97
Frontegra Opportunity Fund                               $107,400
Lipper Small-Cap Fund Index                              $103,477
Russell 2000 Index                                       $104,952

Portfolio Total Return
FOR THE PERIOD ENDED 10/31/97
-----------------------------
SINCE COMMENCEMENT     7.40%

This chart assumes an initial gross investment of $100,000 made on 7/31/97. Past performance is not predictive of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, total return would be reduced.

The Lipper Small-Cap Fund Index includes the 30 largest funds which, by prospectus or portfolio practice limits its investments to companies on the basis of the size of the company.

The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization.



Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS
October 31, 1997

Number of Shares                                                    Value
---------------------------------------------------------------------------
          COMMON STOCKS  98.2%
          Commercial Services  3.9%
 5,300    Banta Corp.                                              $138,462
 3,200    Lawson Products, Inc.                                      88,600
                                                                  ---------
                                                                    227,062
                                                                  ---------

          Consumer Durables  10.1%
 3,400    Champion Enterprises, Inc.*                                59,712
 5,200    CLARCOR Inc.                                              149,175
 5,300    Department 56, Inc.*                                      159,994
 1,700    Harman International Industries, Inc.                      91,800
 5,900    Jostens, Inc.                                             137,544
                                                                  ---------
                                                                    598,225
                                                                  ---------

          Consumer Services  7.9%
 5,600    Carmike Cinemas, Inc.*                                    182,000
13,200    Jones Intercable, Inc. - Class A*                         168,300
 4,900    Lone Star Steakhouse & Saloon, Inc.*                      113,313
                                                                  ---------
                                                                    463,613
                                                                  ---------

          Electronic Technology  5.5%
 9,600    Auspex Systems, Inc.*                                     111,600
 9,900    Periphonics Corp.*                                         95,288
 8,600    Robotic Vision Systems, Inc.*                             118,250
                                                                  ---------
                                                                    325,138
                                                                  ---------

          Energy Minerals  5.7%
 6,300    Mitchell Energy & Development Corp.                       157,500
13,800    Santa Fe Energy Resources, Inc.*                          180,263
                                                                  ---------
                                                                    337,763
                                                                  ---------

          Finance  11.4%
 3,200    Arthur J. Gallagher & Co.                                 112,000
 4,110    Dime Bancorp, Inc.                                         98,640
 9,200    First Bell Bancorp, Inc.                                  161,000
 6,800    Resource Bancshares Mortgage Group, Inc.                   90,950
 4,400    Sovran Self Storage, Inc.                                 129,250
 3,200    United Companies Finance Corp.                             81,000
                                                                  ---------
                                                                    672,840
                                                                  ---------

See notes to financial statements.



Frontegra Opportunity Fund
SCHEDULE OF INVESTMENTS (continued)
October 31, 1997

Number of Shares                                                    Value
---------------------------------------------------------------------------
          Health Technology  4.4%
 8,900    Haemonetics Corp.*                                    $   134,612
 6,500    Lunar Corp.*                                              123,906
                                                                  ---------
                                                                    258,518
                                                                  ---------

          Industrial Services  4.8%
14,300    Dames & Moore, Inc.                                       177,856
 3,900    Jacobs Engineering Group Inc.*                            105,300
                                                                  ---------
                                                                    283,156
                                                                  ---------

          Non-Energy Materials  6.7%
 2,400    AK Steel Holding Corp.                                    101,100
 7,000    Giant Cement Holding, Inc.*                               169,750
 2,600    Texas Industries, Inc.                                    123,338
                                                                  ---------
                                                                    394,188
                                                                  ---------

          Process Industries  5.9%
 1,600    Ferro Corp.                                                59,900
 3,800    Furon Co.                                                 144,875
 5,800    Shorewood Packaging Corp.*                                143,550
                                                                  ---------
                                                                    348,325
                                                                  ---------

          Producer Manufacturing  17.4%
 7,300    Global Industrial Technologies, Inc.*                     124,556
11,700    Griffon Corp.*                                            185,006
 6,500    Holophane Corp.*                                          147,875
 9,400    JLG Industries, Inc.                                      119,262
 8,700    Juno Lighting, Inc.                                       156,600
 4,600    Standex International Corp.                               161,000
 4,300    Wolverine Tube, Inc.*                                     133,300
                                                                  ---------
                                                                  1,027,599
                                                                  ---------

          Retail  2.5%
16,000    Homebase, Inc.*                                           147,000
                                                                  ---------

          Real Estate Investment Trusts  12.0%
 6,400    Amli Residential Properties Trust                         148,800
 5,900    Associated Estates Realty Corp.                           135,331
 5,000    Colonial Properties Trust                                 141,875
 4,400    Mid-Atlantic Realty Trust                                  59,400
 5,400    Storage Trust Realty                                      138,038

See notes to financial statements.


Number of Shares                                                    Value
----------------------------------------------------------------------------
          Real Estate Investment Trusts  12.0% (cont'd.)
 6,400    Winston Hotels, Inc.                                  $    87,200
                                                                  ---------
                                                                    710,644
                                                                  ---------

          TOTAL COMMON STOCKS
          (cost $5,687,752)                                       5,794,071
                                                                  ---------


Principal Amount
----------------------------------------------------------------------------
          SHORT-TERM INVESTMENT  0.7%
$41,034   UMB Bank Money Market Fiduciary                            41,034
                                                                  ---------

          TOTAL SHORT-TERM INVESTMENT
          (cost $41,034)                                             41,034
                                                                  ---------

          TOTAL INVESTMENTS  98.9%
          (cost $5,728,786)                                       5,835,105
                                                                  ---------

          Cash and Other Assets, less Liabilities  1.1%              64,563
                                                                  ---------

          NET ASSETS  100.00%                                    $5,899,668
                                                                  =========

* Non-income producing

See notes to financial statements.



Frontegra Opportunity Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments at value (cost $5,728,786)                           $5,835,105
Receivable for investments sold                                     149,397
Receivable for fund shares sold                                      34,012
Interest and dividends receivable                                     6,001
Receivable from adviser                                              31,847
Deferred organizational costs, net                                   38,344
Other assets                                                          6,603
                                                                 ----------
Total assets                                                      6,101,309
                                                                 ----------

LIABILITIES:
Payable for investments purchased                                   124,624
Accrued expenses                                                     12,441
Accrued investment advisory fee                                       1,796
Payable to adviser - expenses                                        62,780
                                                                 ----------
Total liabilities                                                   201,641
                                                                 ----------
NET ASSETS                                                       $5,899,668
                                                                 ==========

NET ASSETS CONSIST OF:
Paid in capital                                                  $5,786,520
Undistributed net investment income                                   8,034
Accumulated net realized losses on investments                       (1,205)
Net unrealized appreciation on investments                          106,319
                                                                 ----------
NET ASSETS                                                       $5,899,668
                                                                 ==========

CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                      100,000,000
Issued and outstanding                                              183,102
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE       $32.22
                                                                     ======

See notes to financial statements.



Frontegra Opportunity Fund
STATEMENT OF OPERATIONS
For the Period Ended October 31, 1997<F1>

INVESTMENT INCOME:
Dividends                                                        $    8,555
Interest                                                              1,138
                                                                 ----------
                                                                      9,693
                                                                 ----------

EXPENSES:
Fund administration and accounting fees                              15,123
Shareholder servicing                                                 4,033
Federal and state registration fees                                   3,367
Legal fees                                                            2,521
Amortization of organizational costs                                  2,036
Reports to shareholders                                               1,891
Investment advisory fees                                              1,796
Audit fees                                                            1,386
Custody fees                                                          1,210
Pricing                                                                 384
Director's fees and expenses                                            315
Insurance                                                               247
Other                                                                    25
                                                                 ----------
Total expenses before waiver and reimbursements                      34,334
Waiver and reimbursements of expenses by adviser                    (31,847)
                                                                 ----------
Net expenses                                                          2,487
                                                                 ----------
NET INVESTMENT INCOME                                                 7,206
                                                                 ----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments                                     (1,205)
Change in unrealized appreciation on investments                    106,319
                                                                 ----------
NET GAINS ON INVESTMENTS                                            105,114
                                                                 ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $112,320
                                                                 ==========


<F1> Commenced operations on July 31, 1997

See notes to financial statements.



Frontegra Opportunity Fund
STATEMENT OF CHANGES IN NET ASSETS
For the Period Ended October 31, 1997<F1>

OPERATIONS:
Net investment income                                            $    7,206
Net realized loss on investments                                     (1,205)
Change in unrealized appreciation on investments                    106,319
                                                                 ----------
Net increase in net assets resulting from operations                112,320
                                                                 ----------

CAPITAL SHARE TRANSACTIONS:
Shares sold                                                       5,787,348
                                                                 ----------
Net increase                                                      5,787,348
                                                                 ----------

TOTAL INCREASE IN NET ASSETS                                      5,899,668
                                                                 ----------

NET ASSETS:
Beginning of period                                                      --
                                                                 ----------
End of period (includes undistributed net
  investment income of $8,034)                                   $5,899,668
                                                                 ==========

<F1> Commenced operations on July 31, 1997

See notes to financial statements.



Frontegra Opportunity Fund
FINANCIAL HIGHLIGHTS
For the Period Ended October 31, 1997<F1>

NET ASSET VALUE, BEGINNING OF PERIOD                               $  30.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                  0.04
Net realized and unrealized gain on investments                        2.18
                                                                  ---------
TOTAL FROM INVESTMENT OPERATIONS                                       2.22
                                                                  ---------

NET ASSET VALUE, END OF PERIOD                                     $  32.22
                                                                  =========
TOTAL RETURN<F2>                                                      7.40%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)                             $5,900
Ratio of expenses to average net assets<F3><F4>                       0.90%
Ratio of net investment income to average net assets<F3><F4>          2.61%
Portfolio turnover rate<F2>                                              9%

<F1> Commenced operations on July 31, 1997
<F2> Not annualized
<F3> Net of waiver and reimbursements by Adviser. Without waiver and reimbursements of expenses, the ratio of expenses to average net assets would have been 12.02% and the ratio of net investment income to average net assets would have been (8.51)% for the period July 31, 1997 to October 31, 1997.
<F4> Annualized

See notes to financial statements.



Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS
October 31, 1997

(1)  ORGANIZATION
     Frontegra Funds, Inc. ("Frontegra") was incorporated on May 24, 1996, as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. Frontegra consists of two series: the Frontegra Opportunity Fund (the "Fund") and the Frontegra Total Return Bond Fund. The Fund commenced operations on July 31, 1997. Costs incurred by the Fund in connection with its organization, registration and the initial public offering of shares have been deferred and will be amortized over the period of benefit, but not to exceed five years from the date upon which the Fund commenced its investment activities.

(2)  SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     (a)  Investment Valuation
          Securities (other than short-term instruments) for which market quotations are readily available are valued at the last trade price on the material securities exchange on which such securities are primarily traded. Securities for which there were no transactions on a given day or securities not listed on a national securities exchange are valued at the most recent bid prices. Securities maturing within 60 days or less when purchased are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Sub-Adviser pursuant to guidelines established by the Board of Directors.

     (b)  Federal Income Taxes
          No federal income tax provision has been made since the Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund.

     (c)  Distributions to Shareholders
          Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. Accordingly, at October 31, 1997, reclassifications were recorded to increase undistributed net investment income and decrease capital stock by $828.

     (d)  Other
          Investment transactions are accounted for on the trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(3)  INVESTMENT ADVISER
     The Fund has an agreement with the Adviser, with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee at the annual rate of 0.65% of the Fund's average daily net assets. The Adviser has agreed to voluntarily waive its management fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) to ensure that the Fund's operating expenses do not exceed 0.90% of the Fund's average daily net assets.

(4)  CAPITAL SHARE TRANSACTIONS
     Since the Fund commenced operations on July 31, 1997, 183,102 shares of the Fund were sold. There were no shares issued to holders in reinvestment of distributions or shares redeemed.


Frontegra Opportunity Fund
NOTES TO FINANCIAL STATEMENTS (continued)

(5)  INVESTMENT TRANSACTIONS
     The aggregate purchases and sales of securities, excluding short-term investments for the Fund for the period July 31, 1997 to October 31, 1997 are summarized below:

     Purchases                      $5,916,211
     Sales                            $227,254

     At October 31, 1997, gross unrealized appreciation and depreciation of investments were as follows:

     Appreciation                     $191,535
     Depreciation                      (85,216)
                                      --------
     Net appreciation on investments  $106,319
                                      ========


REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of the Frontegra Funds, Inc./Frontegra Opportunity Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Frontegra Opportunity Fund (the "Fund") as of October 31, 1997, the related statement of operations, the statement of changes in net assets and the financial highlights for the fiscal period indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Frontegra Opportunity Fund at October 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the fiscal period indicated therein, in conformity with generally accepted accounting principles.

Ernst & Young LLP
Chicago, Illinois
December 19, 1997



                             FRONTEGRA FUNDS, INC.
                      c/o Sunstone Investor Services, LLC
                 P.O. Box 2142, Milwaukee, Wisconsin 53201-2142